UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                                 April 29, 2003
                                 --------------
                Date of Report (Date of earliest event reported)



                         CHOICE ONE COMMUNICATIONS INC.


             (Exact name of registrant as specified in its charter)


          Delaware                        0-29279               16-1550742
          --------                        -------               ----------
 (State or other jurisdiction of        (Commission           (IRS Employer
incorporation  or organization)          File Number)       Identification No.)


            100 Chestnut Street, Suite 600, Rochester, New York 14604

              (Address of principal executive offices and zip code)

                                 (585) 246-4231

              (Registrant's telephone number, including area code)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)  Exhibits.

           99.1 Press Release, dated April 29, 2003, announcing the Company's activation of intra-city fiber network in Columbus, Ohio.

           99.2 Press Release, dated May 5, 2003, announcing the Company's first quarter results for the three months ended March 31, 2003.


ITEM 9. REGULATION FD DISCLOSURE. (Information furnished in this Item 9 is furnished under Item 12)

      In accordance with Securities and Exchange Commission Release No. 33-8126, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information and the information in the attached exhibits shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On April 29, 2003, the Company issued a press release announcing the activation of an intra-city fiber network in Columbus, Ohio. A copy of the press release is attached as Exhibit 99.1.

      On May 5, 2003, the Company issued a press release announcing its first quarter results for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.2.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHOICE ONE COMMUNICATIONS INC.


Dated: May 5, 2003                  By:     /s/ Ajay Sabherwal
                                           -------------------------------------
                                    Name:    Ajay Sabherwal
                                    Title:   Executive Vice President, Finance
                                             and Chief Financial Officer


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